Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Mercedes-Benz Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Mizuho Securities USA LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2023-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “MBALT_2023-A_Data Tape_KPMG view.xlsx” provided by the Company on March 6, 2023 (the “Data File”), containing information on 36,799 motor vehicle leases secured by Mercedes-Benz automobiles (the “Leases”) as of February 28, 2023 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Lease Trust 2023-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•
The term “Leases” means motor vehicle retail lease contracts and the related leased vehicles originated by dealers and assigned to the Company in connection with the lease of motor vehicles by lessees of Mercedes-Benz passenger cars and sport utility vehicles.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Lease File” means any file containing some or all of the following documents provided by the Company: Lease Contract, Modification Letter, and screenshots of ALFA and ACE.

•	The term “Provided Information” means the Instructions and Lease File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Lease File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Lease File or the inability to agree the indicated information from the Data File to the Lease File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Lease File documents are listed in the order of priority.

Attributes	Lease File / Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract

Maturity Date	Lease Contract, Modification Letter, and Instructions

New/Used	Lease Contract and Instructions

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	Screen shots from ALFA and Instructions

Contract Residual	Lease Contract

State of Origination	Screen shots from ALFA and Instructions

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract and Instructions

Vehicle Model Year	Lease Contract

FICO Score	Screen shots from ACE and Instructions

Subvented Status	Screen shots from ALFA and Instructions

Co-Lessee Present Indicator	Screen shots from ACE

Current Delinquency Status	Screen shots from ALFA and Instructions

2

We found such information to be in agreement, except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
April 19, 2023

3

Exhibit A

The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number (*)
1	165	35	12847	69	23291
2	213	36	13604	70	23388
3	270	37	13721	71	24573
4	1557	38	14077	72	25062
5	1974	39	14627	73	25211
6	2210	40	14699	74	26182
7	2352	41	15074	75	26212
8	2480	42	15079	76	26773
9	3107	43	15298	77	26893
10	3278	44	15765	78	27277
11	3528	45	16226	79	27784
12	3753	46	16558	80	28105
13	4490	47	17026	81	28470
14	5132	48	17690	82	28487
15	5255	49	17937	83	28969
16	5474	50	17938	84	29376
17	6534	51	18184	85	30159
18	6988	52	18799	86	31363
19	7242	53	19145	87	32002
20	7280	54	19173	88	32016
21	7615	55	19204	89	32290
22	7904	56	19448	90	32495
23	8905	57	19557	91	32549
24	9077	58	19743	92	33794
25	9575	59	19827	93	33862
26	10377	60	20203	94	34497
27	10410	61	20443	95	34565
28	10826	62	20687	96	34692
29	11286	63	20780	97	35357
30	11290	64	20959	98	35389
31	11701	65	21467	99	35746
32	12114	66	21743	100	36199
33	12471	67	21908
34	12753	68	12847

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

A-1

Exhibit B

Instructions

Attribute	Instructions
Maturity Date
If the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

New/Used	Consider “Pre-owned” stated on the Lease Contract to be “Used.”

Current Remaining Term (Recomputed Current Remaining Term)
Recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.     Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.    If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due, subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term.

iii.   If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) or (ii) above, as applicable, to obtain the Current Remaining Term.

If the Sample Lease was subject to lease payment deferral (identified by a numerical value in the “O_DeferralNumber” field or a date in the “O_DeferNewRentDate” field of the Data File), subtract the number of lease payment deferrals listed on the “Customer Payments” screen in ALFA from the number of payments calculated in steps (i), (ii), or (iii) above, as applicable, to obtain the Recomputed Current Remaining Term.

State of Origination
Consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, consider the state with the most recent date to be the State of Origination.

Vehicle Model Class
If the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the Lease Contract, Compare the Vehicle Model Class stated in the “Description” line on the “Asset Details” screen in ALFA or the ”Model” line on the “Asset” screen in ALFA.

B-1

Attribute	Instructions
FICO Score	If the FICO Score stated in the Data File did not agree to the FICO Score listed on the ACE screen, compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

Subvented Status
Consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

•      “Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy.

•      “N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy.

•      “Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy.

•      “N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

Consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. Consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Percentage” in the “Subsidy” line on the “Miscellaneous” screen in ALFA.

Current Delinquency Status
If the Current Delinquency Status stated in the Data File did not agree to the Current Delinquency Status listed on the “Delinquency Summary” screen in ALFA, calculate the number of days delinquent as the difference between the Cutoff Date and the last invoiced date in February 2023 listed on the “Invoices & Receipts” screen in ALFA.

B-2

Exhibit C

Exceptions List

Sample Lease Number	Lease Number	Attribute	Per Data File	Per Lease File

5	1974	New/Used	New	Used

C-1